Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment

NOTE 5. PROPERTY AND EQUIPMENT

Our property and equipment consists mainly of computer equipment, leasehold improvements and office equipment. Property and equipment is depreciated on a straight-line basis based on the useful life of the asset. Depreciation and amortization expense for the year ended December 31, 2011 and 2010 was $116,218 and $52,671, respectively.

	As of December 31,
	2011	2010
Computer equipment and software	$293,196	$232,916
Leasehold improvements	427,088	12,884
Medical office equipment	30,181	—
Vehicles	23,342	24,342
Office furniture and equipment	255,062	179,215

Total property and equipment	1,028,869	449,357
Accumulated depreciation and amortization	(443,694)	(328,796)

Total property and equipment, net	$585,175	$120,561